UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2013 (November 13, 2013)

NEW ENTERPRISE STONE & LIME CO., INC.

(Exact name of registrant as specified in charter)

DELAWARE	333-176538	23-1374051
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

3912 Brumbaugh Road
P.O. Box 77

New Enterprise, PA 16664

(Address of principal executive offices)

(814) 766-2211

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01              Changes in Registrant’s Certifying Accountant

(a)           On November 13, 2013, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of New Enterprise Stone & Lime Co., Inc. (the “Company”) completed a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014.  On November 13, 2013, the Audit Committee dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective immediately.

The reports of PwC on the consolidated financial statements of the Company for the fiscal years ended February 28, 2013 and February 29, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except PwC’s report for the fiscal year ended February 29, 2012 contained an explanatory paragraph regarding an implication if the Company were unable to meet its revised filing requirements.

During the fiscal years ended February 28, 2013 and February 29, 2012, and the subsequent interim period through November 13, 2013, there were no (a) “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in their reports on the financial statements for such years.  During the fiscal years ended February 28, 2013 and February 29, 2012, and the subsequent interim period through November 13, 2013, there were “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K for the following material weaknesses in internal control over financial reporting: we did not maintain effective controls over the implementation of a new enterprise resource planning system; we did not implement appropriate information technology controls related to change management, data integrity, access and segregation of duties; we did not maintain effective controls over the recording of journal entries, both recurring and non-recurring; we did not maintain effective controls over the recording of intercompany transactions; we did not maintain effective controls over accounting for contracts; we did not maintain effective controls to ensure the completeness and accuracy of recorded revenue; we did not maintain effective controls to ensure the completeness, accuracy, cutoff and valuation of accounts receivable; we did not maintain effective controls over the completeness and accuracy of property, plant and equipment and related depreciation expense; we did not maintain effective controls over the completeness and accuracy of capitalized software costs and related amortization expense; we did not maintain effective controls over the completeness and accuracy of our accounting estimates related to inventory reserves; we did not maintain effective controls over the estimation process related to asset retirement obligations and related activity; we did not maintain effective controls over the completeness, accuracy and cutoff of our inventory counts; we did not maintain effective controls to ensure the completeness and timely recording of accounts payable and accrued liabilities; we did not maintain effective controls over the completeness, accuracy and valuation of our deferred tax assets and liabilities; we did not adequately segregate the duties of personnel within our Accounting Department including those related to cash management, payroll processing, accounts payable processing, and accounts receivable and general ledger maintenance, due to an insufficient complement of staff; we did not maintain an effective control environment related to the following areas:  our control environment did not consistently emphasize adherence to U.S. generally accepted accounting principles; in the areas of finance, tax, accounting and information technology departments, we did not ensure a sufficient complement of personnel with an appropriate level of knowledge, experience and training commensurate with our structure and accounting and financial reporting requirements; we did not ensure complete and accurate business documentation to support certain transactions and accounting records, and we did not design, maintain or implement policies and procedures to adequately review and account for significant accounting transactions; we did not maintain effective monitoring of controls in the period end financial reporting process, revenue recognition, cash , contracts, inventory, property, plant and equipment and estimates in accruals and we did not maintain an internal audit or similar function; we did not maintain effective controls over risk assessments (specifically, processes to evaluate certain business and fraud risks); we did not maintain effective controls over information and communication, specifically around reports and financial data, as we had several issues with our system implementation.  These material weaknesses were all previously reported in the Company’s Annual reports for the fiscal years ended February 28, 2013 and February 29, 2012, and the Quarterly Report for the three month period ended August 31, 2013.

The Company provided PwC with a copy of the disclosure it is making in this Current Report on Form 8-K and requested from PwC a letter addressed to the Securities and Exchange Commission indicating whether or not it agrees with the statements made above.  A copy of PwC’s letter dated November 19, 2013 is attached as Exhibit 16.1.

(b)           Contemporaneous with the determination to dismiss PwC, the Audit Committee of the Company’s Board engaged BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2014, effective immediately.

During the fiscal years ended February 28, 2013 and February 29, 2012, and the subsequent interim period through November 13, 2013, neither the Company nor anyone acting on its behalf has consulted with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

Item 9.01              Financial Statements and Exhibits

d) Exhibits.

No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 19, 2013

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW ENTERPRISE STONE & LIME CO., INC.

	By:	/s/ Paul I. Detwiler, III
Paul I. Detwiler, III
President, Chief Executive Officer and Secretary

Date: November 19, 2013

EXHIBIT INDEX

No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated November 19, 2013